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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Nigel Anderson c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-229-5252

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2012 to April 30, 2013

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

ANNUAL REPORT
APRIL 30, 2013

MARTIN CURRIE BUSINESS TRUST

TABLE OF CONTENTS

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2013 (Unaudited)

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia, and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $7.7m

PERFORMANCE  Total return from May 1, 2012 through April 30, 2013

•MCBT Opportunistic EAFE Fund	+19.24%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+19.96%

Annualized total return from May 1, 2008 through April 30, 2013

•MCBT Opportunistic EAFE Fund	–2.63%
•Morgan Stanley Capital International (MSCI) EAFE Index*	–0.44%

Annualized total return from May 1, 2003 through April 30, 2013

•MCBT Opportunistic EAFE Fund	+8.57%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+9.72%

Annualized total return from July 1, 1994 through April 30, 2013

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+4.74%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+4.68%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)*	+5.36%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

*  Gross of dividends

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2013 (Unaudited)

MANAGEMENT DISCUSSION AND ANALYSIS  REVIEW

  The year to the end of April was a volatile but ultimately strong period for global equities. Having risen just 2.4% over the first six months, the MSCI EAFE index rallied powerfully over the remainder of the year. In so doing, the index shrugged off a slew of macroeconomic concerns including the U.S. fiscal cliff, the UK's lost triple-A rating, Italy's election debacle, and the Cypriot government's bank raid. For the full year, the benchmark index returned an impressive 20% in U.S. dollar terms.

Early in the reporting period, the focus had been very much on turmoil in the eurozone. Disappointing economic data from the U.S. and Asia added to the unease. In the summer, however, both sentiment and market performance began to improve. Investors welcomed the formation of a Greek government and Germany's softer stance on bailouts for weaker eurozone banks. But the main reason for the subsequent and sustained rally in global equities was renewed monetary support from key central banks around the world, most notably the Federal Reserve, the European Central Bank, and the Bank of Japan.

MCBT Opportunistic EAFE Fund (the "Fund") lagged its benchmark slightly over the year, rising 19.24%. Positive stock selection was offset by negative effects from sector and regional allocation. By region, the developed Middle East was the main detractor from returns, followed by Asia excluding Japan. Japan was the main positive. In terms of sectors, the Fund benefited most from stock selection in consumer discretionary and financials, while energy made by far the biggest negative contribution.

At the level of individual stocks, the two best contributors to relative returns were Japanese financials Mitsui Fudosan and Mitsubishi Estate - clear beneficiaries of the new Japanese government's pro-growth, anti-deflation policies. Housebuilder Sekisui House outperformed for the same reason. Rounding off our list of our top five performers were Persimmon, the UK housebuilder, and Inmarsat, which provides satellite telecommunications for shipping and aircraft. Persimmon did well as the UK housing market improved, while Inmarsat rose powerfully as increased subscriptions to its maritime broadband offering drove impressive results.

On the other side, the biggest detractor from returns was BG Group, the UK-listed oil & gas company. In October, it announced production delays in Brazil and the North Sea, which implied no production growth in 2013 compared with expectations of around 12%. The shares fell sharply, but we maintained the position - the asset base and valuation are attractive, and production growth may return in 2014. The underperforming energy sector also accounted for our next-worst contributor: oil-services company Petrofac, whose capex plans concerned the market in 2013. Elsewhere, there was poor performance from Australian goldminer Newcrest Mining, which fell along with the price of gold and also cut production figures in the first quarter of 2013; Israeli security-software firm Check Point, where investors worried about increasing competition from Palo Alto Networks; and Nikon, which suffered from inventory issues as it worked through stocks of older-model cameras. As with BG Group, we maintain our conviction in the longer-term investment potential for all of these stocks.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2013 (Unaudited)

Key new additions to the portfolio over the reporting period included Mitsubishi Estate, the Japanese property firm; Prysmian, the largest global manufacturer of cables for the power and telecoms industries; ProSiebenSat, the second-largest free-to-air broadcaster in Germany; Roche, the Swiss healthcare giant; and BNP, the French bank. Notable sales included ABB, the power-transmission company; Brazilian telco TIM; Indian IT company Infosys; and GlaxoSmithKline, the UK-listed pharmaceuticals company.

OUTLOOK

Overall, equity markets remain volatile - volumes are low, performance rotation can be high and market timing is extremely difficult given the political nature of much of the newsflow. Developed markets continue to be heavily influenced by political and macroeconomic issues.

Emerging-market countries such as China, Brazil, and India should continue at a higher, if slowing, rate of economic expansion. Authorities in these regions face their own battles, most often balancing growth, inflation, and credit issues.

Offsetting these, valuations remain attractive, especially compared with other asset classes. In a zero-interest-rate environment, the healthy yield still on offer in equities may seem an increasingly attractive option to asset allocators.

The portfolio retains its traditional growth-at-a-reasonable-price characteristics, with expansion in both earnings and dividends, where we expect to outperform that achieved by the wider market. We continue to believe that those stocks with company-specific positive change and access to higher-growth niches will outperform over the longer term.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2013 (Unaudited)

ASSET ALLOCATION BY COUNTRY
(% of net assets)
Percentages of long-term investments are presented in the portfolio by country.

TOP TEN HOLDINGS
BY REGION/COUNTRY*

Europe	Country	% of net assets
HSBC Holdings PLC	(United Kingdom)	3.5
Nestle SA	(Switzerland)	3.1
Sanofi SA	(France)	2.7
Roche Holding AG	(Switzerland)	2.6
Novartis AG	(Switzerland)	2.5
Anheuser-Busch InBev NV	(Belgium)	2.2
Safran SA	(France)	2.1
Royal Dutch Shell, B Shares	(United Kingdom)	2.1
Japan
Mitsubishi Estate Co. Ltd.	(Japan)	2.7
Pacific Basin
Macquarie Group Ltd.	(Australia)	2.1

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

ASSET ALLOCATION BY INDUSTRY:

Percentages of long-term investments by industry are as follows:

Industry	% of net assets
Aerospace & Defense	2.1%
Apparel	1.8%
Auto Manufacturers	3.1%
Auto Parts & Equipment	1.6%
Banks	15.0%
Beverages	2.1%
Chemicals	7.4%
Commercial Services	1.3%
Diversified Financial Services	3.6%
Electrical Component & Equipment	3.0%
Food	3.1%
Healthcare - Services	1.0%
Holding Companies - Diversified	1.1%
Home Builders	2.9%
Insurance	6.1%
Lodging	1.0%
Machinery - Construction & Mining	0.7%
Machinery - Diversified	1.0%
Media	3.8%
Mining	2.2%
Oil & Gas	5.8%
Oil & Gas Services	2.3%
Pharmaceuticals	9.2%
Photography	1.2%
Real Estate	3.4%
Retail	2.9%
Semiconductors	2.5%
Software	1.4%
Telecommunications	1.7%
Tobacco	3.5%
Transportation	1.3%

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2013 (Unaudited)

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $45.5m

PERFORMANCE  Total return from May 1, 2012 through April 30, 2013

•MCBT Global Emerging Markets Fund	+0.85%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+4.34%

Annualized total return from May 1, 2008 through April 30, 2013

•MCBT Global Emerging Markets Fund	–2.30%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	–0.02%

Annualized total return from May 1, 2003 through April 30, 2013

•MCBT Global Emerging Markets Fund	+15.00%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+16.50%

Annualized total return from February 14, 1997 through April 30, 2013

•MCBT Global Emerging Markets Fund	+6.25%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)*	+6.95%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

*  Gross of dividends

Performance shown is net of all fees. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2013 (Unaudited)

MANAGEMENT DISCUSSION AND ANALYSIS  REVIEW

For much of the year under review, emerging markets were driven by global macroeconomic events, and they substantially underperformed global indices over the 12 months. May 2012 was an especially difficult month, characterised by political upheaval in Europe, Chinese growth concerns, mixed economic statistics - and a monthly decline of over 11% in the emerging-markets index. Investors became more concerned with keeping their cash safe in low-risk assets like U.S. and German bonds, so emerging-market equities were relatively unpopular. Later in the reporting period, however, policy action from key central banks around the world was enthusiastically received and created a more positive backdrop for emerging markets, leading to a strong rally. The MSCI Emerging Markets index recouped its losses from earlier in the reporting period to return 4.3% for the year as a whole.

It was a challenging reporting period for MCBT Global Emerging Markets Fund (the "Fund"), which lagged behind the index with a rise of 0.85%. By sector, holdings in industrials and materials made the most significant negative contributions to relative returns, while at the country level it was Brazil, China, and Korea which did the most damage. On the other side, our financial and healthcare holdings helped returns, as did our Mexican and South African exposure.

At the level of individual stocks, fourth-quarter results had a large impact on relative returns. Samsung Engineering was by some distance the biggest detractor, faring especially badly in the first quarter of 2013. The Korean engineering specialist endured not only weaker-than-expected earnings but also disappointing new orders and revenue guidance. In a poor period for miners in general, Peruvian goldminer Buenaventura declined following downgrades to production guidance at key mines operated with its partner Newmont Mining. Indian steel producer Tata Steel underperformed as its fourth-quarter results highlighted ongoing losses in the group's European subsidiaries. Given limited signs of an improvement on the horizon, we sold out of the stock. Homebuilder PDG Realty suffered from cost overruns and disappointed the market with its quarter-four results. Lastly, Dongfang Electric suffered in the face of weakening electricity demand in China and its knock-on impact on power-generating equipment. Given our lessening conviction in the investment case, we sold following a bounce in the stock in October.

On the other side, Mexico accounted for three of the Fund's top five performers. Banorte, the bank, did well as the market rewarded its strong loan growth and attractive earnings outlook. Chemicals company Mexichem benefited from a fall in input costs and was boosted further by the incorporation of Wavin, a European acquisition. Food retailer Comerci rose strongly, thanks to its robust operating performance. Elsewhere, South African pharmaceutical Aspen Pharmacare outperformed on solid first-half results, while Garanti Bank in Turkey saw its share price rise after beating expectations on profit for the first quarter of 2013.

During the year, the largest new purchases were positions in Russian bank Sberbank, Colombian Pacific Rubiales Energy Corp., casino and resort operator Genting Malaysia, Russian food retailer Magnit, and Korean chemicals company LG Chem. Large outright sales not mentioned above included Gazprom, the Russian gas giant, CP All, the Thai

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2013 (Unaudited)

convenience store operator and two Brazilian stocks - telecoms operator Tim Brasil, and Cosan, the sugar and ethanol producer.

OUTLOOK

Sentiment in developed markets continues to be dominated by political and macroeconomic issues. Meanwhile, emerging-market economies are still expanding, although this growth is slowing, while emerging-market governments come under immense pressure to balance growth with concerns relating to inflation.

Growth in the leading economies of Europe and the U.S. is likely to remain subdued for some time to come. This means we are likely to see a continued reliance on demand from within emerging markets to drive the profits of the region's companies, at least in the short term. Fortunately, the outlook for such demand is still positive, which bodes well for emerging-market companies in general.

With regard to the portfolio, our focus remains on individual companies with distinct competitive advantages, resilient balance sheets, and well-founded growth. The long-term investment case for emerging-market equities remains intact, and the opportunity set remains vast.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2013 (Unaudited)

ASSET ALLOCATION BY COUNTRY
(% of net assets)
Percentages of long-term investments are presented in the portfolio by country.

TOP TEN HOLDINGS
BY REGION/COUNTRY*

Pacific Basin	Country	% of net assets
Samsung Electronics Co., Ltd.	(South Korea)	8.1
Taiwan Semiconductor Manufacturing Co., Ltd.	(Taiwan)	5.6
Industrial and Commercial Bank of China Ltd., H Shares	(China)	3.9
CNOOC Ltd.	(China)	2.8
Latin America
Petroleo Brasileiro SA	(Brazil)	3.8
Credicorp Ltd.	(Peru)	2.9
Vale SA	(Brazil)	2.7
Africa
Aspen Pharmacare Holdings Ltd.	(South Africa)	3.3
Europe
Magnit OJSC, GDR 144A	(Russia)	2.8
Other Areas
Maruti Suzuki India Ltd.	(India)	2.8

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

ASSET ALLOCATION BY INDUSTRY:

Percentages of long-term investments by industry are as follows:

Industry	% of net assets
Auto Manufacturers	2.8%
Auto Parts & Equipment	2.5%
Banks	22.7%
Chemicals	4.3%
Commercial Services	1.7%
Computers	3.9%
Diversified Financial Services	4.0%
Electric	1.1%
Electrical Component & Equipment	0.7%
Engineering Construction	1.0%
Food	2.8%
Healthcare - Products	3.3%
Insurance	3.5%
Iron/steel	3.8%
Lodging	4.0%
Mining	0.9%
Oil & Gas	10.8%
Real Estate	0.7%
Retail	1.8%
Semiconductors	13.8%
Telecommunications	6.5%
Textiles	1.4%

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2013

	Shares	US$ Value
COMMON STOCKS – 97.9%
EUROPE – 59.1%
BELGIUM – 2.1%
Anheuser-Busch InBev NV	1,742	$165,751
TOTAL BELGIUM – (Cost $126,641)		165,751
FRANCE – 12.4%
Air Liquide SA	799	101,142
BNP Paribas SA	2,530	140,972
Safran SA	3,356	164,810
Sanofi SA	1,896	207,795
Schneider Electric SA	1,734	132,220
SCOR SE	3,898	118,301
Technip SA	825	88,548
TOTAL FRANCE – (Cost $778,138)		953,788
GERMANY – 4.3%
Adidas AG	1,298	135,556
Daimler AG	2,156	119,295
Fresenius Medical Care AG & Co.	1,142	78,807
TOTAL GERMANY – (Cost $293,898)		333,658
ITALY – 3.1%
Eni SpA	5,985	143,136
Mediobanca SpA	14,781	93,942
TOTAL ITALY – (Cost $231,747)		237,078
NORWAY – 1.7%
DnB NOR ASA	7,960	130,101
TOTAL NORWAY – (Cost $88,669)		130,101
SWEDEN – 1.7%
Atlas Copco AB, A Shares	2,143	56,410
Modern Times Group AB, B Shares	1,742	74,507
TOTAL SWEDEN – (Cost $124,595)		130,917
SWITZERLAND – 11.5%
Cie Financiere Richemont SA	1,413	114,128
Nestle SA, 144A	3,371	240,734
Novartis AG, 144A	2,550	189,372
Roche Holding AG	793	198,207
Syngenta AG, 144A	349	149,164
TOTAL SWITZERLAND – (Cost $715,735)		891,605

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2013

	Shares	Value
COMMON STOCKS – Continued
EUROPE – Continued
UNITED KINGDOM – 22.3%
BG Group PLC	8,587	$144,657
British American Tobacco PLC	2,922	161,857
British Sky Broadcasting Group PLC	9,219	120,864
HSBC Holdings PLC	24,824	271,272
Inmarsat PLC	11,888	133,419
Johnson Matthey PLC	2,398	90,292
Persimmon PLC	6,582	110,421
Persimmon PLC, 144A #	6,582	7,668
Petrofac, Ltd.	4,115	86,292
Prudential PLC	8,890	152,593
Rio Tinto PLC	2,626	119,069
Royal Dutch Shell, B Shares	4,629	162,001
Serco Group PLC	10,546	101,320
Willis Group Holdings PLC (a)	1,500	59,520
TOTAL UNITED KINGDOM – (Cost $1,495,821)		1,721,245
TOTAL EUROPE – (Cost $3,855,244)		4,564,143
JAPAN – 22.9%
Astellas Pharma, Inc.	2,000	116,325
Denso, Corp.	2,800	125,373
Hitachi Ltd.	15,000	95,707
Japan Tobacco, Inc.	2,800	105,842
Lawson, Inc. (a)	1,400	110,294
Mitsubishi Estate Co., Ltd.	4,000	129,866
Mitsubishi UFJ Financial Group, Inc.	30,300	206,072
Mitsui Fudosan Co., Ltd.	4,000	135,816
Nabtesco Corp. (a)	3,600	79,397
Nikon Corp.	4,200	91,251
Nissan Motor Co., Ltd.	11,800	122,981
Nitto Denko Corp.	1,500	98,477
ORIX Corp.	7,200	110,491
Sekisui House Ltd.	7,000	104,908
Shin-Etsu Chemical Co., Ltd.	2,000	134,585
TOTAL JAPAN – (Cost $1,393,526)		1,767,385
LATIN AMERICA – 1.2%
MEXICO – 1.2%
Grupo Financiero Banorte SAB de CV, Series O	12,700	95,702
TOTAL MEXICO – (Cost $55,629)		95,702
TOTAL LATIN AMERICA – (Cost $55,629)		95,702

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2013

	Shares	Value
COMMON STOCKS – Continued
MIDDLE EAST – 1.4%
ISRAEL – 1.4%
Check Point Software Technologies Ltd.* (a)	2,300	$107,226
TOTAL ISRAEL – (Cost $120,281)		107,226
TOTAL MIDDLE EAST – (Cost $120,281)		107,226
PACIFIC BASIN – 13.3%
AUSTRALIA – 4.1%
Aurizon Holdings Ltd.	22,994	98,927
Macquarie Group Ltd.	4,049	164,504
Newcrest Mining Ltd.	2,748	47,889
TOTAL AUSTRALIA – (Cost $302,261)		311,320
HONG KONG – 3.9%
AIA Group Ltd.	31,600	140,284
China Merchants Holdings International Co., Ltd.	28,000	88,220
SJM Holdings Ltd.	29,000	73,470
TOTAL HONG KONG – (Cost $229,205)		301,974
SINGAPORE – 1.7%
Oversea-Chinese Banking Corp., Ltd.	15,000	132,134
TOTAL SINGAPORE – (Cost $112,976)		132,134
SOUTH KOREA – 1.2%
Samsung Electronics Co., Ltd., GDR 144A	131	90,521
TOTAL SOUTH KOREA – (Cost $53,424)		90,521
TAIWAN – 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,300	101,124
TOTAL TAIWAN – (Cost $79,561)		101,124
THAILAND – 1.1%
Bangkok Bank Public Co., Ltd.	11,200	86,624
TOTAL THAILAND – (Cost $47,127)		86,624
TOTAL PACIFIC BASIN – (Cost $824,554)		1,023,697
TOTAL COMMON STOCKS – (Cost $6,249,234)		7,558,153

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2013

	Shares	Value
PREFERRED STOCKS – 1.2%
EUROPE – 1.2%
GERMANY – 1.2%
ProSiebenSat.1 Media	2,540	$97,274
TOTAL GERMANY – (Cost $51,936)		97,274
TOTAL EUROPE – (Cost $51,936)		97,274
TOTAL PREFERRED STOCKS – (Cost $51,936)		97,274
COLLATERAL FOR SECURITIES ON LOAN – 4.6%
State Street Navigator Securities Lending Prime Portfolio, 0.18%	352,885	352,885
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $352,885)		352,885
	Principal Amount
SHORT-TERM INVESTMENTS – 1.8%
State Street Bank & Trust Co. Euro Time Deposit, 0.01%, 05/01/2013	$137,000	137,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $137,000)		137,000
TOTAL INVESTMENTS – (Cost $6,791,055) – 105.5%		8,145,312
OTHER ASSETS LESS LIABILITIES – (5.5)%		(427,992)
NET ASSETS – 100.0%		$7,717,320

Notes to Schedule of Investments:

#  Security valued using Level 2 inputs. (Note B)

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of April 30, 2013, the market value of the securities loaned was $344,113.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2013, these securities amounted to 8.8% of net assets.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2013

	Shares	US$ Value
COMMON STOCKS – 88.1%
AFRICA – 5.7%
SOUTH AFRICA – 5.7%
Aspen Pharmacare Holdings Ltd.	68,437	$1,486,418
MTN Group Ltd.	61,031	1,100,306
TOTAL SOUTH AFRICA – (Cost $1,400,933)		2,586,724
TOTAL AFRICA – (Cost $1,400,933)		2,586,724
EUROPE – 10.0%
RUSSIA – 8.5%
LUKOIL, ADR	13,698	871,878
LUKOIL, ADR, (London Intl.)	1,616	102,454
Magnit OJSC, GDR 144A#	25,200	1,285,200
Novolipetsk Steel, GDR 144A	29,400	488,040
Sberbank of Russia, ADR	87,274	1,122,344
TOTAL RUSSIA – (Cost $3,666,639)		3,869,916
TURKEY – 1.5%
Turkiye Garanti Bankasi AS	127,183	702,335
TOTAL TURKEY – (Cost $486,272)		702,335
TOTAL EUROPE – (Cost $4,152,911)		4,572,251
LATIN AMERICA – 20.2%
BRAZIL – 3.8%
Cia Hering	30,600	625,536
Localiza Rent a Car SA	44,600	791,353
PDG Realty SA Empreendimentos e Participacoes	290,500	332,498
TOTAL BRAZIL – (Cost $1,577,041)		1,749,387
CHILE – 1.3%
Banco Santander Chile, ADR	21,464	571,801
TOTAL CHILE – (Cost $568,339)		571,801
COLUMBIA – 2.1%
Pacific Rubiales Energy Corp.	46,000	972,554
TOTAL COLUMBIA – (Cost $1,101,432)		972,554
MEXICO – 9.3%
America Movil SAB de CV, Series L	975,000	1,044,674
Controladora Comercial Mexicana SAB de CV	214,000	823,233
Grupo Financiero Banorte SAB de CV, Series O	155,700	1,173,299
Mexichem SAB de CV (a)	232,731	1,187,202
TOTAL MEXICO – (Cost $3,137,327)		4,228,408

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2013

	Shares	Value
COMMON STOCKS – Continued
LATIN AMERICA – Continued
PERU – 3.7%
Cia de Minas Buenaventura SA, ADR	19,800	$396,396
Credicorp Ltd. (a)	8,600	1,295,074
TOTAL PERU – (Cost $1,591,399)		1,691,470
TOTAL LATIN AMERICA – (Cost $7,975,538)		9,213,620
OTHER AREAS – 6.3%
INDIA – 4.9%
Infrastructure Development Finance Co., Ltd.	336,859	956,648
Maruti Suzuki India Ltd.	41,654	1,289,631
TOTAL INDIA – (Cost $2,145,119)		2,246,279
UNITED STATES – 1.4%
Cognizant Technology Solutions Corp.*	9,400	609,120
TOTAL UNITED STATES – (Cost $736,538)		609,120
TOTAL OTHER AREAS – (Cost $2,881,657)		2,855,399
PACIFIC BASIN – 45.9%
CHINA – 10.7%
China Taiping Insurance Holdings Co., Ltd.*	384,400	652,873
CNOOC Ltd.	679,000	1,263,476
Industrial and Commercial Bank of China Ltd., H Shares	2,515,310	1,769,759
Lenovo Group Ltd. (a)	1,280,000	1,171,111
TOTAL CHINA – (Cost $3,988,502)		4,857,219
HONG KONG – 1.8%
SJM Holdings Ltd.	321,000	813,239
TOTAL HONG KONG – (Cost $456,057)		813,239
INDONESIA – 1.9%
Bank Mandiri Persero Tbk PT	779,000	841,296
TOTAL INDONESIA – (Cost $514,996)		841,296
MALAYSIA – 5.9%
Axiata Group Berhad	371,522	826,690
CIMB Group Holdings Berhad	331,686	843,796
Genting Malaysia Berhad	820,400	1,013,871
TOTAL MALAYSIA – (Cost $1,800,350)		2,684,357

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2013

	Shares	Value
COMMON STOCKS – Continued
PACIFIC BASIN – Continued
SOUTH KOREA – 15.4%
Hyundai Mobis	5,037	$1,143,421
Korean Reinsurance Co.	96,019	941,619
LG Chem Ltd.	3,331	786,398
Samsung Electronics Co., Ltd.	2,682	3,701,662
Samsung Engineering Co., Ltd.	5,417	435,308
TOTAL SOUTH KOREA – (Cost $5,539,931)		7,008,408
TAIWAN – 8.2%
Chinatrust Financial Holding Co., Ltd.	1,408,231	854,138
Simplo Technology Co., Ltd.	79,200	336,799
Taiwan Semiconductor Manufacturing Co., Ltd.	687,822	2,552,064
TOTAL TAIWAN – (Cost $2,490,623)		3,743,001
THAILAND – 2.0%
Kasikornbank PCL	124,600	916,988
TOTAL THAILAND – (Cost $361,290)		916,988
TOTAL PACIFIC BASIN – (Cost $15,151,749)		20,864,508
TOTAL COMMON STOCKS – (Cost $31,562,788)		40,092,502
PREFERRED STOCKS – 9.9%
LATIN AMERICA – 9.9%
BRAZIL – 9.9%
AES Tiete SA	46,912	483,247
Itau Unibanco Holding SA	66,200	1,113,067
Petroleo Brasileiro SA	169,900	1,706,006
Vale SA	75,077	1,224,797
TOTAL BRAZIL – (Cost $5,269,197)		4,527,117
TOTAL LATIN AMERICA – (Cost $5,269,197)		4,527,117
TOTAL PREFERRED STOCKS – (Cost $5,269,197)		4,527,117
COLLATERAL FOR SECURITIES ON LOAN – 4.9%
State Street Navigator Securities Lending Prime Portfolio, 0.18%	2,216,146	2,216,146
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $2,216,146)		2,216,146

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2013

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 3.0%
State Street Bank & Trust Co. Euro Time Deposit, 0.01%, 05/01/2013	$1,363,000	$1,363,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $1,363,000)		1,363,000
TOTAL INVESTMENTS – (Cost $40,411,131) – 105.9%		48,198,765
OTHER ASSETS LESS LIABILITIES – (5.9)%		(2,701,669)
NET ASSETS – 100.0%		$45,497,096

Notes to Schedule of Investments:

#  Security valued using Level 2 inputs. (Note B)

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of April 30, 2013, the market value of the securities loaned was $2,114,191.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2013, these securities amounted to 3.9% of net assets.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2013

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
ASSETS
Investments in securities, at value	$7,655,427	$44,619,619
Short term investments (Includes collateral for securities on loan of $352,885 and 2,216,146, $respectively)	489,885	3,579,146
Cash	254	740
Foreign currency, at value	2,378	38,677
Dividends and interest receivable	51,244	163,305
Receivable due from Advisor	73,234	–
Foreign tax reclaims receivable	45,877	8,440
TOTAL ASSETS	8,318,299	48,409,927
LIABILITIES
Payable for investments purchased	102,897	254,189
Collateral for securities on loan (Note B)	352,885	2,216,146
Management fee payable	12,595	51,151
Audit and tax fee payable	55,000	55,000
Legal fee payable	35,687	145,629
Capital gains taxes accrued	5,030	116,949
Accrued expenses and other liabilities	36,885	73,767
TOTAL LIABILITIES	600,979	2,912,831
TOTAL NET ASSETS	$7,717,320	$45,497,096
COMPOSITION OF NET ASSETS
Paid-in capital	$23,106,486	$68,262,486
Undistributed net investment income (loss)	22,594	(298,652)
Accumulated net realized loss on investments and foreign currency transactions	(16,763,896)	(30,135,704)
Net unrealized appreciation on investments and foreign currency (Net of foreign taxes payable of $5,030 and $116,949, respectively)	1,352,136	7,668,966
TOTAL NET ASSETS	$7,717,320	$45,497,096
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	837,998	8,943,487
NET ASSET VALUE PER SHARE	$9.21	$5.09
Identified cost of investments	$6,791,055	$40,411,131
Cost of foreign currency	$2,359	$38,589

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2013

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
INVESTMENT INCOME
Dividend income	$303,220	$1,243,845
Foreign taxes withheld	(20,136)	(132,027)
Securities lending income	20,476	10,697
Interest income	10,356	42
TOTAL INVESTMENT INCOME	313,916	1,122,557
EXPENSES
Management fees	75,283	450,418
Custodian fees	90,017	145,686
Audit and tax fees	62,500	64,500
Legal fees	42,222	157,723
Trustees fees	17,760	54,741
Stock dividend tax	–	10,706
Other expenses	6,869	8,548
TOTAL EXPENSES	294,651	892,322
Management fee reimbursement/waiver	(160,202)	(61,316)
NET EXPENSES	134,449	831,006
NET INVESTMENT INCOME	179,467	291,551
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments (net of foreign taxes paid of $13,103 and $41,860, respectively)	378,877	(1,256,966)
Net realized gain (loss) on foreign currency transactions	4,736	(30,707)
Net change in unrealized appreciation (depreciation) on:
Investments	(109,831)	1,130,538
Foreign currency	(15,877)	1,479
Deferred foreign capital gains tax	9,128	(2,949)
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	267,033	(158,605)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$446,500	$132,946

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$179,467	$598,525	$291,551	$361,152
Net realized gain (loss)	383,613	(1,600,056)	(1,287,673)	5,393,629
Net change in net unrealized appreciation (depreciation) on investments, foreign currency and deferred foreign capital gains tax	(116,580)	(8,318,178)	1,129,068	(12,505,169)
Net increase (decrease) in net assets from operations	446,500	(9,319,709)	132,946	(6,750,388)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(904,212)	(860,905)	(1,109,808)	(169,301)
Net realized gains	–	(837,099)	–	–
Total distributions	(904,212)	(1,698,004)	(1,109,808)	(169,301)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	–	–	–	11,400,484
Reinvestment of distributions to shareholders	904,212	1,698,004	1,109,808	169,301
Cost of shares repurchased	(16,896,398)	(30,050,798)	(3,737,304)	(25,306,702)
Total decrease in net assets from capital share transactions	(15,992,186)	(28,352,794)	(2,627,496)	(13,736,917)
NET DECREASE IN NET ASSETS	(16,449,898)	(39,370,507)	(3,604,358)	(20,656,606)
NET ASSETS, beginning of year	$24,167,218	$63,537,725	$49,101,454	$69,758,060
NET ASSETS, end of year	$7,717,320	$24,167,218	$45,497,096	$49,101,454
Undistributed net investment income (loss)	$22,594	$238,842	$(298,652)	$(26,837)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	–	–	2,228,166
Shares issued in reinvestment of distributions to shareholders	108,289	216,306	212,200	37,960
Shares repurchased	(1,993,555)	(3,310,345)	(769,563)	(4,974,320)
Net share transactions	(1,885,266)	(3,094,039)	(557,363)	(2,708,194)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2013 (2)	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$8.87	$10.92	$9.34	$7.47	$13.79
Net investment income	0.14	0.14	0.13	0.14	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.44	(1.52)	1.51	1.89	(6.32)
Total from investment operations	1.58	(1.38)	1.64	2.03	(6.11)
Less distributions:
Net investment income	(1.24)	(0.34)	(0.06)	(0.16)	(0.21)
Net realized gains	–	(0.33)	–	–	–
Total distributions	(1.24)	(0.67)	(0.06)	(0.16)	(0.21)
Net asset value, end of year	$9.21	$8.87	$10.92	$9.34	$7.47
TOTAL INVESTMENT RETURN (1)	19.24%	(11.85)%	17.62%	27.17%	(44.33)%
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$7,717	$24,167	$63,538	$49,377	$63,180
Gross expenses to average net assets	2.74%	1.39%	1.24%	1.17%	1.14%
Net expenses to average net assets	1.25%	1.25%	1.24%	1.17%	1.14%
Net investment income to average net assets	1.67%	1.52%	1.37%	1.56%	2.24%
Portfolio turnover rate	30%	47%	83%	103%	97%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2013 (2)	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$5.17	$5.71	$4.70	$3.28	$9.38
Net investment income	0.03	0.03	0.03	0.05	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.02	(0.55)	1.00	1.45	(4.63)
Total from investment operations	0.05	(0.52)	1.03	1.50	(4.49)
Less distributions:
Net investment income	(0.13)	(0.02)	(0.02)	(0.08)	(0.12)
Net realized gains	–	–	–	–	(1.49)
Total distributions	(0.13)	(0.02)	(0.02)	(0.08)	(1.61)
Net asset value, end of year	$5.09	$5.17	$5.71	$4.70	$3.28
TOTAL INVESTMENT RETURN (1)	0.85%	(9.09)%	22.08%	45.79%	(45.43)%
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$45,497	$49,101	$69,758	$198,603	$214,782
Gross expenses to average net assets	1.98%	1.67%	1.43%	1.23%	1.16%
Net expenses to average net assets	1.84%	1.67%	1.43%	1.23%	1.16%
Net investment income to average net assets	0.65%	0.65%	0.65%	1.10%	2.70%
Portfolio turnover rate	25%	43%	46%	112%	103%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently consists of two operational funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund") and MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund") (each a "Fund" and, collectively, the "Funds"). Opportunistic EAFE Fund pursues its investment objective of seeking capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australia and the Far East. Opportunistic EAFE Fund's investment strategy is benchmarked against the MSCI EAFE Index, an index of securities traded in Europe, Australia, and the Far East weighted by market capitalization. Global Emerging Markets Fund pursues its investment objective of seeking capital appreciation through investment primarily in equity and equity related securities of issuers located in a number of countries with emerging markets and developing economies. Global Emerging Markets Fund's investment strategy is benchmarked against the MSCI Emerging Markets Free Index. The Opportunistic EAFE Fund and the Global Emerging Markets Fund commenced investment operations on July 1, 1994, and February 14, 1997, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments - Equity securities listed on an established securities exchange normally are valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last bid and asked price, except that short-term securities and debt obligations with sixty (60) days or less remaining until maturity may be valued at their amortized cost. Other securities for which current market quotations are not readily available (including certain restricted securities, if any) and all other assets are recorded at fair value as determined in good faith by or in accordance with valuation procedures approved by the Trustees of the Trust (the "Trustees"), although the actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith in accordance with valuation procedures approved by the Trustees, which may include the use of a third-party valuation service. During the period covered by this report, certain foreign securities held by the Funds were subject to fair value pricing adjustments made at the direction of third-party pricing vendors approved by the Board. Fair value pricing involves subjective judgments, and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities, which generally represent a transfer from a Level 1 to a Level 2 security (as such classifications are described in more detail below), will be classified as a Level 2 security. If fair value pricing adjustments are not made, these securities will be classified as Level 1. As of

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2013, the Fund held no securities that had been fair valued by the Trust's Valuation Committee in accordance with the Trust's Valuation Procedures other than those valued by the third-party pricing service.

Fair Value Measurement - The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).

•  Level 1 - Valuations based on quoted prices for identical securities in active markets.

•  Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2013 in valuing each Fund's investments at fair value:

Fund	Level 1	Level 2	Level 3	Total
MCBT Opportunistic EAFE Fund
Common Stocks	$7,550,485	$7,668	$–	$7,558,153
Preferred Stocks	97,274	–	–	97,274
Short-Term Investments	–	137,000	–	137,000
Collateral for Securities on Loan	352,885	–	–	352,885
Total Investments	$8,000,644	$144,668	$–	$8,145,312
MCBT Global Emerging Markets Fund
Common Stocks	$38,807,302	$1,285,200	$–	$40,092,502
Preferred Stocks	4,527,117	–	–	4,527,117
Short-Term Investments	–	1,363,000	–	1,363,000
Collateral for Securities on Loan	2,216,146	–	–	2,216,146
Total Investments	$45,550,565	$2,648,200	$–	$48,198,765

There were no significant transfers into and out of Levels 1, 2, and 3 during the year ended April 30, 2013.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization and/or retention.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or Martin Currie specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at times of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and U.S. dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is divided between the Agent and the applicable Fund.

As of April 30, 2013, the Funds listed below had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities on Loan	Value of Cash Collateral	Total Collateral (Including Calculated Mark)*
Opportunistic EAFE Fund	$344,113	$352,885	$357,030
Global Emerging Markets Fund	2,114,191	2,216,146	2,218,790

*  Balances represent the end of day mark to market of securities lending collateral that will be reflected by the Funds as of the next business day.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as a Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards"). The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation, and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and are included with the net realized and unrealized gain or loss on investment securities.

Equity-Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. As of April 30, 2013, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies ("PFIC's"), capital gain taxes paid, and redemptions in-kind. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

Accordingly, as of April 30, 2013, reclassifications were recorded as follows:

	Opportunistic EAFE Fund	Global Emerging Markets Fund
Increase (decrease) paid-in-capital	$(66,324)	$32,822
Increase (decrease) undistributed net investment income	508,497	546,442
Increase (decrease) undistributed net realized gain (loss)	(442,173)	(579,264)

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The components of distributable earnings (accumulated losses) as of April 30, 2013, on a tax basis, and the tax character of distributions during fiscal years 2013 and 2012, were as follows:

				2013		2012
Fund	Tax Basis Undistributed Ordinary Income	Tax Basis Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$104,444	$–	$1,220,554	$904,212	$–	$860,905	$837,099
Global Emerging Markets Fund	64,352	–	6,514,518	1,109,808	–	169,301	–

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years ("Carryforward Limit"), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2013, the Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2017	Expiring April 30, 2018	Unlimited- Short-Term	Unlimited- Long-Term
Opportunistic EAFE Fund*	$12,495,156	$2,089,070	$2,129,938	$–
Global Emerging Markets Fund*	–	26,577,242	1,293,349	1,068,822

*  Utilization of capital loss carry-forward may be limited due to IRC 382(b) loss limitations.

As of April 30, 2013, the Funds elected for federal income tax purposes, to defer the following current year post-October 31 and post-December 31 losses, as applicable, as though the losses were incurred on the first day of the next fiscal year:

Fund	Short-Term Post-October Capital Loss	Long-Term Post-October Capital Loss	Late-Year Ordinary Loss
Opportunistic EAFE Fund	$–	$–	$–
Global Emerging Markets Fund	–	(404,847)	–

The Funds have adopted the provisions of ASC 740 "Income Taxes'' ("ASC 740''). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years (2010-2012). As of April 30, 2013, the Funds did not have any unrecognized tax positions.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	1.00	%*

*  The Investment Manager has agreed to waive the compensation it is entitled to receive under its investment advisory agreement with respect to the Global Emerging Markets Fund, a series of the Trust, from February 1, 2013, through April 30, 2014, such that the Investment Manager's advisory fee will be charged during that period at the annual rate of 0.45% of the Global Emerging Market Fund's average net asset value.

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 3-year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. As of April 30, 2013, the following amounts are subject to recapture:

Fund	Expires April 30, 2015	Expires April 30, 2016
Opportunistic EAFE Fund	$55,445	$160,202

This agreement expires August 31, 2013 (though recapture rights continue following expiration of the agreement). There is no guarantee that the Investment Manager will renew this arrangement beyond August 31, 2013.

State Street serves as administrator, custodian, transfer agent, and dividend paying agent of the Trust and each Fund. State Street performs certain administrative services for the Trust and each Fund. Each Fund pays State Street, as administrator, transfer agent and dividend paying agent, a fee at the rate of 0.03% of its average net assets up to £100 million, 0.024% of the next £100 million, 0.015% of the next £300 million, 0.01% of the next £500 million, and 0.005% of those assets in excess of £1 billion per Fund, subject to a £40,000 minimum fee per year per Fund, plus certain out-of-pocket costs. Each Fund pays State Street custodian fees which include both transaction based fees and asset based fees charged for assets under custody.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The Trust is not aware of any payments for the distribution of Fund shares made directly or indirectly out of Fund assets during the period covered by this report.

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended April 30, 2013, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$3,457,329	$19,937,819
Global Emerging Markets Fund	11,316,990	15,516,928

For the year ended April 30, 2013, Opportunistic EAFE Fund had in-kind redemptions of $14,151,792 and in-kind net realized gains of $250,694.

The identified cost of investments in securities and short-term investments, owned for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at, April 30, 2013, were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$6,922,637	$1,437,334	$214,659	$1,222,675
Global Emerging Markets Fund	41,560,600	10,062,259	3,424,094	6,638,165

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales and the recognition of passive foreign investment company ("PFIC") mark to market income.

As of April 30, 2013, the net unrealized appreciation/depreciation on foreign currency transactions on a federal income tax basis for each Fund was the same for financial reporting purposes.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of each Fund as of April 30, 2013, and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	2	100.00
Global Emerging Markets Fund	3	100.00

One or more affiliates of the Investment Manager have investment discretion with respect to certain clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a U.S. securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, as well as possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, respectively.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, impose restrictions on foreign ownership, withhold taxes on dividend or interest payments and capital gains or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment, and balance-of-payments position.

NOTE H - SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through the date the financial statements were issued. Management has determined that there are no such subsequent events that would require disclosure in the Funds' financial statements through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Martin Currie Business Trust and Shareholders of
MCBT Opportunistic EAFE Fund
MCBT Global Emerging Markets Fund

We have audited the accompanying statements of assets and liabilities of MCBT Opportunistic EAFE Fund and the MCBT Global Emerging Markets Fund (the "Funds"), including the schedules of investments as of April 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended April 30, 2011, were audited by another independent registered public accounting firm whose report, dated June 28, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MCBT Opportunistic EAFE Fund and MCBT Global Emerging Markets Fund at April 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 26, 2013

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2013.

Foreign Taxes

The Funds designate as income received from foreign sources and taxes paid to foreign countries the following amounts:

Fund	Foreign Source Income	Foreign Taxes Paid
Opportunistic EAFE Fund	$280,211	$20,136
Global Emerging Markets Fund	1,052,741	132,027

Qualified Dividend Income

Pursuant to section 854(b) of the Internal Revenue Code of 1986, as amended, for fiscal year ended April 30, 2013, each of the Funds designates the maximum amount allowable of its distributions as "qualified dividend income" eligible for reduced tax rates.

This is for informational purposes only. Final information will be or has been provided in your Form 1099-DIV.

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 or email clientservices@martincurrie.com; and (2) on pages 15 - 17 of the Trust's Statement of Additional Information dated August 28, 2012 (as revised February 1, 2013), which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 or email clientservices@martincurrie.com; and (2) on page 15 of the Trust's Statement of Additional Information, available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement, if any, by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period* November 1, 2012 through April 30, 2013
Actual
Opportunistic EAFE Fund	$1,000.00	$1,159.75	$6.69
Global Emerging Markets Fund	1,000.00	1,036.52	10.00
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.60	$6.26
Global Emerging Markets Fund	1,000.00	1,014.98	9.89

*  Expenses are equal to the Funds' annualized expense ratios of 1.25% and 1.98% for Opportunistic EAFE Fund and Global Emerging Markets Fund, respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Jamie Skinner 52	Trustee and President	2010	2	Director, Head of Client Services, Martin Currie Investment Management Limited.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Simon D. Eccles 78	Trustee	1994	2

Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).

					None
Patrick R. Wilmerding 70	Trustee	1994	2

Self-employed investment manager; Member of Advisory Committee to Healthpoint Capital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).

					None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (2)
Ralph M. Campbell 46	Vice President and Treasurer	2005

Director of Martin Currie (Holdings) Limited (parent company), President and Director of Martin Currie (Bermuda) Limited, Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited (trustee company); Martin Currie Inc.; Martin Currie Management Limited; Moorgate Investment Management Limited; Western Canada Investment Company Limited; Designated Member of MarView Investment Partnership LLP. Formerly: Director of Finance of GE Capital Auto Financing

Nigel Anderson 43	Chief Compliance Officer	2013	Head of Compliance Martin Currie Investment Management Limited, Senior Compliance Advisor of Martin Currie Investment Management Limited
Anthony Mcateer 30	Clerk	2013	Assistant Company Secretary of Martin Currie Investment Management Limited, Company Secretarial Assistant of State Street (Ireland), Insurance Manager and Secretarial Assistant of Elan Corporation plc

(1)  There is no stated term of the office for the Trustees. The President, Treasurer and Clerk are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with any of the group of companies owned by Martin Currie (Holdings) Limited are omitted if not materially different from the positions listed.

(3)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

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MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Jamie Skinner, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Nigel Anderson, Chief Compliance Officer

Anthony Mcateer, Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                      As of April 30, 2013, the registrant has adopted a code ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)                       Not applicable.

(f)                        The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission (the “Commission”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year
Ended 4/30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2012	$86,000	$0	$20,000	$0
2013	$90,000	$0	$20,000	$0

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year).

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations.  The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

(e)(1) The registrant’s Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision.  The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees

2012	$1,346,090
2013	$1,782,073

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to the registrant.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Jamie Skinner
Name:	Jamie Skinner
Title:	President
Date:	July 8, 2013

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 8, 2013	By:	/s/ Jamie Skinner
	Name:	Jamie Skinner
	Title:	President

Date: July 8, 2013	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(1)	Code of Ethics.
12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.
12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.